UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2010

CULLMAN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	000-53801 (Commission File Number)	63-0052835 (I.R.S. Employer Identification No.)
316 South Second Avenue SW, Cullman, Alabama 35055
 (Address of principal executive offices)
(256) 734-1740
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On December 14, 2010, Cullman Bancorp, Inc. (the “Company”) held a Special Meeting of Shareholders.  At the Special Meeting, shareholders considered the adoption of the Cullman Bancorp, Inc. 2010 Equity Incentive Plan.  A breakdown of the votes cast is set forth below:

The approval of the Cullman Bancorp, Inc. 2010 Equity Incentive Plan.

VOTE TOTALS INCLUDING VOTES CAST BY CULLMAN SAVINGS BANK, MHC:

For	Against	Abstain	Broker non-votes

1,992,005	121,791	75,234	0

VOTE TOTALS EXCLUDING VOTES CAST BY CULLMAN SAVINGS BANK, MHC:

For	Against	Abstain	Broker non-votes

604,051	121,663	75,234	0

Item 9.01                      Financial Statements and Exhibits

(a)                      Financial Statements of businesses acquired.  Not Applicable.

(b)                      Pro forma financial information.  Not Applicable.

(c)                      Shell company transactions: None

(d)                      Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLMAN BANCORP, INC.
DATE: December 17, 2010	By:	/s/ John A. Riley III
John A. Riley III
President and
Chief Executive Officer
(Duly Authorized Representative)